SUPPLEMENT TO THE PROSPECTUS
                              DATED MAY 1, 2001 FOR
                 FLEXIBLE PAYMENT DEFERRED COMBINATION FIXED AND
                           VARIABLE ANNUITY CONTRACTS


                                    ISSUED BY


                     THE SAGE VARIABLE ANNUITY ACCOUNT A AND
                      SAGE LIFE ASSURANCE OF AMERICA, INC.


              YOU SHOULD KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.

     The purpose of this supplement is to add, for a limited time, an investment credit feature to your Contract. This feature applies both to new and existing Contracts.

     For Contracts issued on and after May 1, 2001, we will add an investment credit of 2% of your initial purchase payment that you allocate to the Variable Account to your Variable Account Value on the first Business Day after the end of the Free Look Period ("Ten Day Right to Cancel" period in Minnesota) according to the cover page of your Contract (for purposes of this Prospectus supplement, we assume you receive your Contract on the Contract Date). For all Contracts, we will add 2% of any additional purchase payment you allocate to the Variable Account, if we receive the payment on or before August 31, 2001. However, transfers to the Variable Account from the Fixed Account are not eligible to receive the investment credit.

     We may, from time to time, add an investment credit of more than 2% (not to exceed 5%) of your initial purchase payment of $1,000,000 or more or additional purchase payments which in the aggregate total $1,000,000 or more allocated to the Variable Account. If we do this, we will supplement the prospectus to notify you of any change in the investment credit.

     We will allocate the investment credits on a pro-rata basis to the Variable Sub-Accounts you select in the same ratio as the applicable purchase payment. We fund the investment credits through anticipated profits that are at least in part funded by the fees and charges you pay under the Contacts.

     The investment credit is yours to keep, and we will not recapture the investment credit. We will not count the investment credit as a purchase payment, and therefore, will not assess surrender charges on the investment credit. We reserve the right to cancel the investment credit feature or lower the amount credited at any time and for any reason.